UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

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TABLE OF CONTENTS

Performance	1

Letter to Partner	2

Sector Allocation of Portfolio Assets	17

Expense Example	19

Schedules of Investments	21

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	36

Notice to Shareholders	48

Approval of Investment Advisory Agreement	49

Privacy Notice	53

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Performance of each fund class for the 6-month, 1- , 3- , 5-, 10-year and since inception periods as of March 31, 2020 is as follows:

Total Returns as of March 31, 2020*

						Since
						Inception
Partners Fund	6 Mo.	1 YR	3 YR	5 YR	10 YR	12/31/09
Institutional Class Shares	-29.71%	-29.71%	-11.73%	-3.92%	4.34%	5.23%
Class A Shares; With Load	-33.29%	-33.37%	-13.44%	-5.14%	3.55%	4.44%
Class A Shares; No Load	-29.78%	-29.87%	-11.94%	-4.16%	4.08%	4.97%
S&P 500® Index	-12.31%	-6.98%	5.10%	6.73%	10.53%	10.83%
Russell 1000® Value Index	-21.30%	-17.17%	-2.18%	1.90%	7.67%	8.17%

Cornerstone Fund	6 Mo	1 YR	3 YR	5 YR	10 YR	12/31/14
Institutional Class Shares	-20.59%	-19.58%	-6.19%	-0.93%	—	-0.97%
Class A Shares; With Load	-24.68%	-23.83%	-7.99%	-2.17%	—	-2.17%
Class A Shares; No Load	-20.73%	-19.82%	-6.41%	-1.16%	—	-1.21%
S&P 500® Index	-12.31%	-6.98%	5.10%	6.73%	—	6.59%
Bloomberg Barclays U.S.
Aggregate Bond Index	3.33%	8.93%	4.82%	3.36%	—	3.51%
60/40 Blended Index**	-6.02%	-0.39%	5.32%	5.63%	—	5.62%
Consumer Price Index +3%	2.02%	4.58%	4.97%	4.85%	—	4.87%

*	Returns for periods greater than 1 year have been annualized.
**	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund Institutional Class shares gross expense ratio is 1.11%; net expense ratio is 1.00% and is applicable to investors. Class A shares gross expense ratio is 1.36%; net expense ratio is 1.25% and is applicable to investors., as of the Fund’s most recently filed registration statement. The Cornerstone Fund Institutional Class shares gross expense ratio is 1.65%; net expense ratio is 0.91% and is applicable to investors. Class A shares gross expense ratio is 1.90%; net expense ratio is 1.16% and is applicable to investors, as of the Fund’s most recently filed registration statement. The Adviser has contractually agreed to the fee waiver through at least January 27, 2021.

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Dear Partner,

I’ve been investing for almost 40 years now, so I’ve lived through many booms and busts, however, I’ve never seen anything quite like the COVID Crash. It took just 20 days for the S&P 500® Index (“S&P 500”) to fall the 20% required to put us in a bear market. For the first time since 1997, stock market circuit breakers, designed to slow selloffs, were triggered three times in six days. We’ve experienced unprecedented day-to-day volatility: in March, the S&P 500 moved up or down by at least 4% in eight consecutive sessions, eclipsing the old record of six days in 1929. The pace of change is unprecedented.

This is the fourth bear market I’ve faced in my investing career. Along the way, there have also been several near bear market declines of 19.3-19.9%. While each selloff had a seemingly scary cause, in every case the market found its way to new highs. Markets are impacted by economic fundamentals, but those fundamentals are often magnified by emotion. While every cycle is different, I believe the graphic below does a very good job of describing investor attitudes.

Cycle of Investor Attitudes:

Understanding where market sentiment lies on this emotional continuum is very helpful in managing portfolios. In the last eight weeks, we’ve gone from fear to panic to capitulation to, as I write this, signs of hope. The period of despondency and depression, usually a time of maximum financial opportunity, lasted just a few days as opposed to the weeks or months of past cycles. It is hard to believe that the worst could be over so soon, but this cycle has certainly been unique.

I’ve learned first-hand that managing through a bear market requires experience, the self-knowledge that comes with it, and the consistent application of a philosophically sound investment process. The first bear market of my career came in 1987, a few months after I had started work as a financial analyst at Morgan Stanley. There had

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been a boom in merger and acquisition (M&A) activity in those days. Then, seemingly out of the blue, a big deal couldn’t get financing. The M&A bubble started deflating and the market headed lower. Extensive use of “portfolio insurance,” a quantitative risk management tool, magnified the selling. The market plunged 22% in a day. Stories comparing the 1987 experience to the Crash of 1929 were rampant. Many thought we were headed for another depression. I distinctly remember one banker worrying out loud that he was going to get laid off and that his fancy new car was going to be repossessed.

Perhaps I was naive, but I never feared for my job. I’m inherently a “glass-half-full” person, and I saw the selloff as an opportunity to buy. As a newly minted college graduate, I didn’t have ready savings, so I borrowed $10,000 from the savings & loan back home and invested it. The S&P 500 gained 23% in the 12 months after the market bottomed in December 1987. And the gains continued. By December 1989, the market had gained 56% from the low. While I’m not suggesting that anyone lever up for investment purposes today, even after paying an 8% interest rate on my loan, my decision to borrow money to buy stocks in the ‘87 Crash paid off handsomely in the recovery.

It’s Different This Time

In my experience, every major market selloff has its own unique cause. Moreover, the magnitude and duration of the decline depends largely on where market attitudes were when the selloff began, and by the authorities’ response to the decline. In the case of the COVID Crash, I’m hopeful that we’ve seen the low for this cycle (down 34%). The starting point was, on the Investor Attitudes Spectrum, more a time of Optimism, than dangerous Euphoria. Furthermore, the lessons of 2000 and 2007 have pushed government authorities to act quickly and expansively this time around. While money can’t cure illness, it can lessen the impact of illness on the economy.

From an analytical point of view, the COVID Crash is challenging in that we are dealing with a pandemic that seems straight out of the pages of a Stephen King novel. “Social distancing” is now part of the collective vernacular as we try to slow the spread of the disease by closing schools, working remotely, eating at home, and canceling concerts and sporting events. The closest corollary to the current crisis is the Spanish Flu pandemic in 1918-19, but no one active in markets today was alive then. Interestingly, the stock market shrugged off the Spanish Flu pandemic, though afterwards, once the virus had run its course, the market rallied 50% between February and November 1919.

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Dow Jones Industrial Average, January 1918 – December 1919
Source: https://www.globaltrademag.com/the-spanish-flu-and-the-stock-market-the-pandemic-of

Even though COVID-19 is technically a beta coronavirus like SARS (2003) or MERS (2012), its impact has been far greater since asymptomatic carriers can spread the virus unknowingly. Experts believe that eventually, social distancing will beat back the virus, but none of us know whether that will take two weeks or six months. Warm weather may help, or it may not. As always, uncertainty adds risk to the investment decision making process, but the feeling of “not knowing” this time around has felt particularly acute.

Here’s how that played out in the market: In late February, investors started selling stocks because they were worried about how the virus would spread. Apprehension was further magnified by an oil price war between Saudi Arabia and Russia, the likes of which we haven’t seen since 1986. As the number of anxious sellers increased, the number of willing buyers decreased. The only way to settle the books is price and, as we’ve seen, it took big markdowns to entice wary buyers to step into the breach created by the virus. This re-pricing was further aggravated by the current structure of our investment markets, particularly the size of passive investment products like index funds and ETFs. These passive products buy a little of everything when new money comes in and they sell a little of everything when clients want their money back. This valuation-insensitive selling and buying has been clearly evident in daily trading. And like portfolio insurance in 1987, today’s algorithmic risk management systems equate increasing volatility with risk. The models are designed to sell stocks when volatility increases and to buy when volatility is low. This can have the unintended consequence of creating a feedback loop that amplifies the market’s decline and recovery.

History Doesn’t Repeat, but it Often Rhymes

By the end of February, it became clear that COVID-19 was following a different path than either SARS or MERS. In response, our investment team started meeting every morning to review the latest news on the disease and its impact on the

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economy and on the companies in which we’re invested. We’ve paid extra attention to the financial liquidity of our companies; investing is a marathon and we want to ensure they all finish the race. Financial strength has always been a component of our investment process and we entered this crisis with just three investments that had a less than investment grade debt rating. Our exposure to these companies totalled about 7% of our assets – well below our 15% internal guideline.

Based on our research, we believe the illness will likely be with us in some form for months, and we expect the impact of social distancing to create a nasty 2020 recession. That said, recent dramatic price declines offered us opportunities to buy good businesses that we’d be happy to own through a recession and for years to come. While we are working longer hours each day as we sort through the flood of coronavirus information and review dramatically changing stock prices, we are excited to be on what feels like a massive treasure hunt. As other investors sell due to short-term fear, we are buying at prices that we believe will look exceedingly attractive with the benefit of hindsight.

The stock market is a discounting mechanism that looks to the future. In the past, the typical S&P 500 low has preceded economic recovery by about four months. This leads me to believe that the stock market is likely to bottom and then turn higher before the economy reaches its nadir. Those who wait to buy until they’ve gotten an “all clear” message from economists or medical professionals could end up paying a hefty certainty tax in the form of much higher stock prices.

Given all the volatility, we have been a bit more active in the portfolio lately and we are currently invested in a slightly longer list of investments than is typical for us. Tactically, we have been placing smaller orders than normal and we are being very price sensitive. At the individual stock level, we are paying more attention to relative price action than we have historically. Generally, we’ve let our winners run, though we cut back a couple positions that breached the 6.5% of assets threshold. We have done and will continue to do some tax loss harvesting. Given this approach, portfolio turnover is running a bit higher than usual. As of March 31, 2020, cash and cash equivalents were around 3% of our portfolios – down from 5-6% at the start of the calendar year.

At the macro level, we are watching interest rates, credit spreads, oil prices and stock price volatility closely as we look for confirmation signs of a market bottom. We are also watching stock price trends and looking for patterns that are reminiscent of past investment cycles. As you can see below, since 1952 there have been 14 declines of at least 19.3%. While I recognize that most market observers use 20% as the threshold for a bear market, I think it’s instructive to include the five near bear market declines of 19-20% (1976, 1990, 1998, 2011 and 2018) in an examination of market selloffs.

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					Gain in subsequent:
S&P 500 Index High		S&P 500 Index Low		% Decline	12 months	24 months
8/2/56	49.47	10/22/57	38.98	-21%	31%	44%
12/12/61	72.64	6/26/62	52.32	-28%	33%	56%
2/9/66	94.06	10/7/66	73.20	-22%	31%	42%
11/29/68	108.37	5/26/70	69.29	-36%	44%	60%
1/11/73	120.24	10/3/74	62.28	-48%	38%	67%
9/21/76	107.83	3/6/78	86.90	-19%	13%	25%
11/28/80	140.52	3/12/82	102.42	-27%	58%	62%
8/25/87	336.77	12/4/87	223.92	-34%	23%	56%
7/16/90	368.95	10/11/90	295.46	-20%	29%	38%
7/17/98	1186.75	8/31/98	957.28	-19%	38%	57%
9/1/00	1527.46	8/22/02	776.76	-49%	34%	45%
10/9/07	1565.15	1/6/09	676.53	-57%	69%	95%
4/29/11	1363.61	10/3/11	1099.23	-19%	32%	53%
9/20/18	2930.75	12/24/18	2351.10	-20%	37%
Average				-28%	36%	56%
Median				-32%	34%	54%
2/19/20	3386.15	3/23/20	2237.40	-34%

Source: Stifel, US Equity Research

As you can see above, the current decline is in the middle of the pack relative to the biggest market selloffs since 1952. You might also notice that the gains following a low in the market are substantial: roughly 35% after a year and over 50% over two years. Potential buying opportunities like this don’t come around that often. And with the cheapest (“deep value”) stocks in the market having been particularly punished in the COVID Crash, it may come as no surprise that as of March 31, 2020, our portfolio was valued at roughly 8x consensus earnings estimates for 2020. While the full impact of the virus-induced recession isn’t reflected in those estimates, even a 20% revision in earnings would put the portfolio at roughly 10x earnings – comparable to the lowest valuation of our portfolio during the financial crisis in 2008-09.

When you look more closely at the details of past bear and near bear markets, what you find is a pattern of a large initial decline, a rally that typically recaptures 30-35% of the loss, followed by a second decline (a “test” of the low). Said another way, the market almost never makes a “V” bottom; the pattern looks more like a “W.” Importantly, this means we don’t have to rush to deploy all of our cash today because the market is likely to give us a second chance to buy. We used the first phase of the COVID selloff to establish several small new positions. Assuming past patterns hold, we will likely look to add to these new investments when the market “tests the low” – provided that we continue to have confidence in each company’s outlook and that their respective stock prices are at levels that we find attractive. That said, given all the volatility, we may find even better bargains to add to in coming weeks/months.

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Looking Forward

As we look ahead, we are closely watching the rate of growth in new coronavirus cases. In addition, the emergence of effective treatment protocols in the coming weeks and months will be key to improving investor sentiment and to hastening the stock market’s recovery.  Multiple therapies are currently being studied and, as reporting of trial data continues, we are confident that research teams will soon report good news.

Central banks around the world are providing massive amounts of monetary stimulus. Governments have joined in the rescue mission through aggressive new fiscal spending programs. Together, these actions should help minimize the economic impact of the pandemic and prime the pump for what could be a robust recovery once life returns to something resembling “normal” in the fourth quarter of 2020 and beyond, provided we don’t get a second wave of the virus in the fall/winter. It is important to remember that the U.S. economy was on an improving trend in advance of the virus. We’d gotten a partial truce in the trade war and the Fed’s July 2019 rate cut appeared to be having its desired effect. The Manufacturing PMI had turned higher. Unemployment was historically low. Furthermore, our banking system was well capitalized and will likely be a help in this crisis (in sharp contrast to the last crisis, in 2008-09, when it was at the epicenter).

I can’t say for certain that we’ve seen the worst of the COVID Crash, but the March selloff has all the signs of Capitulation that I’ve seen near other major market lows. My experience and familiarity with market history provide a framework for managing through this bear market. While others panic and fret over uncertain short-term news flow, the Poplar Forest team will stick to its discipline of focusing on normalized, long-term earnings and free cash flow. I believe brighter days are coming and that there will be handsome rewards for those who can remain calm in the midst of panic.

Stay safe and healthy, and please reach out if you have any questions that we might answer.

J. Dale Harvey
April 1, 2020

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

Portfolio Returns and Attribution

The Partners Fund Institutional Class shares produced a return of -29.71% while Class A shares (no load) produced an -29.78% return for the 6 months ended March 31, 2020.  This compared to a return of -12.31% for the S&P 500 Index and -21.30% for the Russell 1000 Value Index.

For the fiscal period, the Fund benefitted at the sector level from its overweight to the Healthcare sector as well as its underweight to the Industrials and Real Estate sectors. Conversely, the Fund’s overweight to the Financials and Energy sectors negatively impacted performance, as did the Fund’s underweight to Information Technology.

At the security level, the Fund was most positively impacted by its investments in the Healthcare, Consumer Staples, and Consumer Discretionary sectors with the largest contributors to performance being Eli Lilly, DaVita and AmerisourceBergen in the Healthcare sector, Kroger in the Consumer Staples sector, and a recent purchase, Darden Restaurants in the Consumer Discretionary sector. Offsetting this was negative contribution from Carnival and Advance Auto Parts in the Consumer Discretionary sector, Ally Financial and Lincoln National in the Financials sector, and Noble Energy in the Energy sector.

COVID-19 Impact Vs Other Bear Markets

The market environment at the end of this fiscal period was unlike that which any of us have experienced in our lifetime. At Poplar Forest, like so many others around the country, we found ourselves working from home and watching new coronavirus-related developments each day. It took just 20 days for the S&P 500 to fall the 20% required to put us in a bear market. For the first time since 1997, stock market circuit breakers, designed to temporarily halt selloffs, were triggered three times in six days. We also experienced unprecedented day-to-day volatility: In March, the S&P 500 moved up or down by at least 4% in eight consecutive sessions, eclipsing the old record of six days in 1929. The pace of change was unprecedented.

It is helpful to keep a historical perspective in mind. Since 1952, there have been 14 declines of at least 19%, each different from the last. Following each of these declines, the S&P 500 Index rose approximately 35%, on average, in the 12 months following a market low, and two years after bottoming, the markets averaged gains of more than 50%. While we don’t think we have yet reached a market bottom in this current cycle, it is nonetheless important to maintain consistency in our investment approach.

While we can’t predict the future, we rely on our research and investment discipline to find what we believe are exceptional buying opportunities for the Fund as we focus on normalized, long-term earnings and free cash flow.

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COVID-19 Impact on the Investment Process

Our investment process has not changed; we continue to seek companies with healthy fundamentals and strong balance sheets. During this unusual stock market environment, we are carefully monitoring the credit facilities and liquidity of our holdings. We believe the companies we own have adequate liquidity and, in general, are unlikely to issue equity to bolster their balance sheets. Also, as of the end of the six-month period ended March 31st, just three out of our 35 holdings suspended their dividend yield.

Portfolio Positioning in the Current Environment

Through our investment process, we evaluate long-term normalized earnings and free cash flow and seek companies that we believe are undervalued relative to these metrics. However, 2020 has so far been an aberration as many companies have not been able to issue earnings guidance or have pulled previously provided earnings guidance. Given this valuation uncertainty, our team is working diligently to evaluate a range of potential earnings outcomes for 2020 and beyond for each of the portfolio’s holdings as well as potential new investments.

In addition, amidst the volatility, we have taken a more active approach and the portfolio holds a larger number of companies than is typical. We have been placing smaller orders than normal for new added positions, and we are being very price sensitive, paying special attention to relative price action. We have taken advantage of price appreciation in some cases, trimming back positions that had grown to a relatively larger weighting within the portfolio, as well as harvesting tax losses related to some positions.

Portfolio Changes

During the six months ended March 31, 2020, we established new investments in Brixmor Properties, Carnival, CNH Industrial, Darden Restaurants, Nucor, Murphy Oil, Sysco and Wells Fargo. Conversely, we exited our positions in Antero Resources, DaVita, and Devon Energy.

New Portfolio Positions

Brixmor Properties – Brixmor is an operator of open-air shopping centers, typically anchored by a major grocery store. The company’s relatively new management team is strategically focused on repositioning the real estate portfolio, reducing debt, and where possible, re-pricing many of their below-market rents. Recently, the COVID-19 shutdown shifted the company’s focus to helping essential/hybrid service operators (59% of available base rent) fulfill customer demand and support non-essential operators (41% of available base rent) facing mandatory closures. In the long term, we believe the company’s strategy can produce above-average funds from operational gains and support dividend growth.

Carnival – Carnival is the largest cruise line operator in the world with approximately 45% share of global cruise capacity. The cruise line industry has faced unprecedented levels of disruption as a result of the spread of COVID-19. Canceled

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sailings and customer refunds have negatively impacted the near-term profitability of the industry and required significant debt/equity raises to improve liquidity. That said, shares today reflect immense skepticism about the ongoing health of the cruise industry (despite historical resilience) and current valuation levels are well below replacement cost.

CNH Industrial – CNH is the world’s second largest producer of agricultural equipment (after Deere) and a European-centric manufacturer of trucks and buses. Our interest in CNH began during the trade-war induced downcycle in agriculture. In addition to being a potentially strong performer in a cyclical recovery, CNH is focused on closing the substantial margin gap relative to peers through a broad-based restructuring effort. The company also plans to split itself into off-road and on-road businesses in the next couple of years, a catalyst that we believe may unlock substantial value.

Darden Restaurants – Darden is the world’s leading casual dining restaurant chain, with approximately 1,800 restaurants under a variety of brands, including Olive Garden, Longhorn Steakhouse, and Cheddar’s. Shares of this best-in-class operator have been hit hard by restaurant closures and related liquidity concerns. The company acted decisively – temporarily cutting its dividend and the CEO’s salary to $0. While the current situation is unprecedented, we believe Darden has the balance sheet to survive a prolonged shutdown while some of its competitors do not. As a result, Darden could emerge in an even stronger competitive position than it has enjoyed historically.

Nucor – Nucor is North America’s most diversified steel and steel products company with leading market share in the segments it serves. In the COVID-19 selloff, the share price, relative to assets, reached levels that in the past have coincided with recessionary low levels. The company has increased its dividend for 47 straight years, and from our perspective, a dividend yield would be beneficial while we wait for the economy to recover from a recession.

Murphy Oil – Murphy Oil seemed particularly attractive at purchase. The shares were trading at a similar projected cash flow to Antero Resources and at a substantial discount to book value (a relevant metric for asset-based businesses like energy producers). Unlike Antero, Murphy was generating free cash flow and returning that free cash to shareholders through dividends that produced what we viewed as an attractive yield when we started acquiring the shares. Murphy has a differentiated operating strategy that focuses on offshore energy production and its core area of operation is the Gulf of Mexico, where it is now the fifth largest operator (behind Shell, BP, Chevron and Occidental Petroleum). We believe this differentiated strategy, at a time when many energy producers are focused on shale-based resources, will generate far better results than was reflected in the stock’s depressed price-to-cash flow valuation.

Sysco Corporation – Sysco is a leading distributor for the food service and hospitality industries. In the near term, the company will be heavily impacted by

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restaurant closures due to COVID-19, but this is unlikely to result in long-term structural changes to what has historically been a very good business. With what we believe is an attractive earnings multiple based on normalized earnings and 50 years of consistent dividend growth, we expect Sysco to generate strong returns as the environment stabilizes.

Wells Fargo – Wells Fargo’s leading bank franchise has fallen on tough times because of improper sales practices. Regulators have demanded greater regulatory controls and limited asset growth until strict requirements are met. We believe the new management team is actively working to improve the company’s relationship with its governmental regulators and satisfy their demands. In the near term, Wells Fargo will face higher costs and challenges related to the COVID-19 shutdown. However, when regulatory restrictions are relaxed, the bank should be able to resume growth and address its bloated expense base. This should greatly enhance the bank’s earnings power.

Exited Portfolio Positions

Antero Resources – Antero Resources proved to be a disappointing investment as U.S. natural gas prices fell to lower levels. From our vantage point, Antero management was running the company well and volumes can continue to grow at attractive rates in the next couple of years, but gas prices are beyond their control. Hedges should protect earnings and cash flow in 2020 and into 2021, but as we looked out beyond 2021, we had less confidence in the cash flow outlook. Given the company’s balance sheet, we thought it prudent to move to the sidelines.

DaVita – DaVita was one of our best performing investments in 2019. When we originally invested, we viewed DaVita as an under-earning business. The problem was a collection of physician practices that the company had acquired. That part of the business wasn’t making money and we saw potential for improvement. In a somewhat unexpected, but positive development, DaVita decided to sell the under-performing business to United Health at what we considered a very full price. That transaction closed and the proceeds were used to buy back stock such that the share count was below where it stood four years earlier. We no longer saw DaVita as particularly undervalued.

Devon Energy – Even though Devon has reported mostly in-line quarterly results, Devon’s relative long-term position deteriorated following the sharp decline in oil prices despite near-term hedges. As a 100% US (shale) oil focused company, Devon has an above average decline rate. With capital spending falling below maintenance levels, the negative impact on future production, cash flow and value is above average. Therefore, we re-allocated the funds into other energy investments that have a more diversified asset base and offer a better potential long-term risk/reward profile.

Following these changes, the Fund ended the six-month period with 35 investments and 3% cash.

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CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a -20.59% return and the Class A shares (no load) produced a -20.73% return. This compares to a -6.02% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the six months ended March 31, 2020.

The Fund benefitted from equity investments in the Healthcare, Consumer Staples and Consumer Discretionary sectors this fiscal period with our top contributors being Eli Lilly, AmerisourceBergen and DaVita in the Healthcare sector, Kroger in the Consumer Staples sector, and Darden Restaurants in the Consumer Discretionary sector. Offsetting this was negative contribution in the Financials sector, the Energy sector and the Consumer Discretionary sector. Top detractors included Ally Financial, American International Group, and Lincoln National in the Financials sector, Noble Energy in the Energy sector, and Carnival in the Consumer Discretionary sector.

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 8% in cash and equivalents and roughly 28% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, with our current exposure being driven by concerns that interest rates could increase further in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 64% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 52% of our fixed income portfolio is invested in inflation protected Treasury bonds (“TIPs”). The income produced by TIPs increases in periods when inflation rises.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Portfolio Changes

During the six months ended March 31, 2020, we established new investments in Anthem, Carnival, CNH Industrial, Darden Restaurants, Nucor, Murphy Oil, Sysco and Wells Fargo. Conversely, we exited our positions in Antero Resources, DaVita, and Devon Energy.

POPLAR FOREST FUNDS

New Portfolio Positions

Anthem – Anthem is the only publicly traded Blue Cross/Blue Shield health insurance plan in the country. The company has a dominant market share in the states in which it operates, and we believe select managed-care companies, like Anthem, create value for society by offering comparable or better benefits at lower costs than government plans. Fears around regulatory changes to the health care system and concerns about revenue pressures from rising unemployment created an opportunity to invest in Anthem at a valuation that embeds minimal future earnings growth. While Anthem’s 2020 results may see some modest pressure, we believe the long-term outlook for growth is robust and expect multiple years of accelerating sales and earnings growth.

Carnival – Carnival is the largest cruise line operator in the world with approximately 45% share of global cruise capacity. The cruise line industry has faced unprecedented levels of disruption as a result of the spread of COVID-19. Canceled sailings and customer refunds have negatively impacted the near-term profitability of the industry and required significant debt/equity raises to improve liquidity. That said, shares today reflect immense skepticism about the ongoing health of the cruise industry (despite historical resilience) and current valuation levels are well below replacement cost.

CNH Industrial – CNH is the world’s second largest producer of agricultural equipment (after Deere) and a European-centric manufacturer of trucks and buses. Our interest in CNH began during the trade-war induced downcycle in agriculture. In addition to being a potentially strong performer in a cyclical recovery, CNH is focused on closing the substantial margin gap relative to peers through a broad-based restructuring effort. The company also plans to split itself into off-road and on-road businesses in the next couple of years, a catalyst that we believe may unlock substantial value.

Darden Restaurants – Darden is the world’s leading casual dining restaurant chain, with approximately 1,800 restaurants under a variety of brands, including Olive Garden, Longhorn Steakhouse, and Cheddar’s. Shares of this best-in-class operator have been hit hard by restaurant closures and related liquidity concerns. The company acted decisively – temporarily cutting its dividend and the CEO’s salary to $0. While the current situation is unprecedented, we believe Darden has the balance sheet to survive a prolonged shutdown while some of its competitors do not. As a result, Darden could emerge in an even stronger competitive position than it has enjoyed historically.

Nucor – Nucor is North America’s most diversified steel and steel products company with leading market share in the segments it serves. In the COVID-19 selloff, the share price, relative to assets, reached levels that in the past have coincided with recessionary low levels. The company has increased its dividend for 47 straight years, and from our perspective, a dividend yield would be beneficial while we wait for the economy to recover from a recession.

POPLAR FOREST FUNDS

Murphy Oil – Murphy Oil seemed particularly attractive at purchase. The shares were trading at a similar projected cash flow to Antero Resources and at a substantial discount to book value (a relevant metric for asset-based businesses like energy producers). Unlike Antero, Murphy was generating free cash flow and returning that free cash to shareholders through dividends that produced what we viewed as an attractive yield when we started acquiring the shares. Murphy has a differentiated operating strategy that focuses on offshore energy production and its core area of operation is the Gulf of Mexico, where it is now the fifth largest operator (behind Shell, BP, Chevron and Occidental Petroleum). We believe this differentiated strategy, at a time when many energy producers are focused on shale-based resources, will generate far better results than were reflected in the stock’s depressed price-to-cash flow valuation.

Sysco Corporation – Sysco is a leading distributor for the food service and hospitality industries. In the near term, the company will be heavily impacted by restaurant closures due to COVID-19, but this is unlikely to result in long-term structural changes to what has historically been a very good business. With what we believe is an attractive earnings multiple based on normalized earnings and 50 years of consistent dividend growth, we expect Sysco to generate strong returns as the environment stabilizes.

Wells Fargo – Wells Fargo’s leading bank franchise has fallen on tough times because of improper sales practices. Regulators have demanded greater regulatory controls and limited asset growth until strict requirements are met. We believe the new management team is actively working to improve the company’s relationship with its governmental regulators and satisfy their demands. In the near term, Wells Fargo will face higher costs and challenges related to the COVID-19 shutdown. However, when regulatory restrictions are relaxed, the bank should be able to resume growth and address its bloated expense base. This should greatly enhance the bank’s earnings power.

Exited Portfolio Positions

Antero Resources –  Antero Resources proved to be a disappointing investment as U.S. natural gas prices fell to lower levels. From our vantage point, Antero management was running the company well and volumes can continue to grow at attractive rates in the next couple of years, but gas prices are beyond their control. Hedges should protect earnings and cash flow in 2020 and into 2021, but as we looked out beyond 2021, we had less confidence in the cash flow outlook. Given the company’s balance sheet, we thought it prudent to move to the sidelines.

DaVita – DaVita was one of our best performing investments in 2019. When we originally invested, we viewed DaVita as an under-earning business. The problem was a collection of physician practices that the company had acquired. That part of the business wasn’t making money and we saw potential for improvement. In a somewhat unexpected, but positive development, DaVita decided to sell the under-performing business to United Health at what we considered a very full price.

POPLAR FOREST FUNDS

That transaction closed and the proceeds were used to buy back stock such that the share count was below where it stood four years earlier. We no longer saw DaVita as particularly undervalued.

Devon Energy – Even though Devon has reported mostly in-line quarterly results, Devon’s relative long-term position deteriorated following the sharp decline in oil prices despite near-term hedges. As a 100% US (shale) oil focused company, Devon has an above average decline rate. With capital spending falling below maintenance levels, the negative impact on future production, cash flow and value is above average. Therefore, we re-allocated the funds into other energy investments that have a more diversified asset base and offer a better potential long-term risk/reward profile.

Following these changes, the Fund ended the six-month period with 39 equity investments and 8 fixed income investments.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds,

POPLAR FOREST FUNDS

the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

The Dow Jones Industrial Average (DJIA) is an index that tracks 30 large, publicly-owned blue chip companies trading on the New York Stock Exchange (NYSE) and the NASDAQ. The Dow Jones is named after Charles Dow, who created the index back in 1896, along with his business partner Edward Jones.

It is not possible to invest directly in an index.

A consensus earnings estimate is a figure based on the combined estimates of analysts covering a public company. Generally, analysts give a consensus for a company’s earnings per share (EPS) and revenue; these figures are most often made for the quarter, fiscal year, and next fiscal year.

Dividend yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund or stock share price. It does not reflect capital gains distributions.

Earnings growth is the annual rate of growth of earnings typically measured as Earnings Per Share Growth.

Earnings Per Share (EPS) is the net income of a company divided by the total number of shares it has outstanding.

Free cash flow (cash flow) is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Price/Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting” a loss, investors are able to offset taxes on both gains and income. The sold security is replaced by a similar one, maintaining an optimal asset allocation and expected returns.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/19-3/31/20).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/19	3/31/20	10/1/19 – 3/31/20	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$ 702.20	$5.32	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

Institutional Class Shares
Actual	$1,000.00	$ 702.90	$4.26	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/19	3/31/20	10/1/19 – 3/31/20	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$ 792.70	$5.15	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class Shares
Actual	$1,000.00	$ 794.10	$4.04	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares	COMMON STOCKS – 96.6%	Value

	Air Freight & Logistics – 1.6%
38,500	United Parcel Service, Inc. – Class B	$3,596,670

	Banks – 5.2%
395,000	Bank of America Corp.	8,385,850
109,500	Wells Fargo & Co.	3,142,650
		11,528,500

	Capital Markets – 3.3%
215,000	E*TRADE Financial Corp.	7,378,800

	Consumer Finance – 2.4%
365,000	Ally Financial, Inc.	5,266,950

	Diversified Financial Services – 3.8%
590,000	Equitable Holdings, Inc.	8,525,500

	Diversified Telecommunication Services – 7.5%
330,000	AT&T, Inc.	9,619,500
750,000	CenturyLink, Inc.	7,095,000
		16,714,500

	Energy Equipment & Services – 2.2%
465,000	Baker Hughes, Inc.	4,882,500

	Food & Staples Retailing – 10.9%
205,000	CVS Health Corp.	12,162,650
365,000	Kroger Co.	10,993,800
25,000	Sysco Corp.	1,140,750
		24,297,200

	Food Products – 5.3%
400,000	Conagra Brands, Inc.	11,736,000

	Health Care Providers & Services – 6.4%
162,000	AmerisourceBergen Corp.	14,337,000

	Hotels, Restaurants & Leisure – 0.6%
25,000	Darden Restaurants, Inc.	1,361,500

	Household Durables – 3.1%
525,000	Newell Brands, Inc.	6,972,000

	Insurance – 4.9%
210,000	American International Group, Inc.	5,092,500
220,000	Lincoln National Corp.	5,790,400
		10,882,900

	IT Services – 6.5%
296,000	DXC Technology Co.	3,862,800

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares		Value

	IT Services – 6.5%, Continued
95,000	International Business Machines Corp.	$10,538,350
		14,401,150

	Machinery – 1.0%
385,000	CNH Industrial N.V. (a)	2,159,850

	Media – 0.8%
120,000	ViacomCBS, Inc. – Class B (b)	1,681,200

	Metals & Mining – 3.7%
101,000	Nucor Corp.	3,638,020
51,500	Reliance Steel & Aluminum Co.	4,510,885
		8,148,905

	Oil, Gas & Consumable Fuels – 3.0%
478,000	Murphy Oil Corp.	2,930,140
625,000	Noble Energy, Inc.	3,775,000
		6,705,140

	Pharmaceuticals – 10.7%
86,500	Eli Lilly & Co.	11,999,280
155,000	Merck & Co., Inc.	11,925,700
		23,924,980

	Semiconductors &
	Semiconductor Equipment – 3.3%
110,000	Qualcomm, Inc.	7,441,500

	Specialty Retail – 4.2%
100,000	Advance Auto Parts, Inc.	9,332,000

	Technology Hardware,
	Storage & Peripherals – 1.9%
435,000	Hewlett Packard Enterprise Co.	4,223,850

	Textiles, Apparel & Luxury Goods – 1.2%
210,000	Tapestry, Inc.	2,719,500

	Trading Companies & Distributors – 1.4%
56,000	MSC Industrial Direct Inc. – Class A	3,078,320

	Water Transportation – 1.7%
290,000	Carnival Corp. (a)	3,819,300
	TOTAL COMMON STOCKS
	(Cost $254,426,677)	215,115,715

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares	REIT – 0.9%	Value

	Equity Real Estate
	Investment Trusts (REITs) – 0.9%
210,000	Brixmor Property Group, Inc.	$1,995,000
	TOTAL REIT
	(Cost $3,292,871)	1,995,000

Shares/PAR	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Fund – 2.0%
4,499,915	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.10% (c)	4,499,915
	U.S. Treasury Bill – 0.1%
$305,000	0.056%, 4/7/20 (d)	304,997
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,804,868)	4,804,912
	Total Investments in Securities
	(Cost $262,524,416) – 99.6%	221,915,627
	Other Assets in Excess of Liabilities – 0.4%	916,325
	NET ASSETS – 100.0%	$222,831,952

REIT – Real Estate Investment Trust
(a)	U.S. traded security of foreign issuer
(b)	Non-voting shares
(c)	Rate shown is the 7-day annualized yield at March 31, 2020.
(d)	Rate shown is the discount rate at March 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares	COMMON STOCKS – 63.5%	Value

	Air Freight & Logistics – 0.8%
1,800	United Parcel Service, Inc. – Class B	$168,156

	Banks – 3.5%
15,800	Bank of America Corp.	335,434
1,200	SVB Financial Group (a)	181,296
7,200	Wells Fargo & Co.	206,640
		723,370

	Capital Markets – 2.1%
12,500	E*TRADE Financial Corp.	429,000

	Communications Equipment – 0.7%
4,000	Cisco Systems, Inc.	157,240

	Consumer Finance – 1.4%
20,500	Ally Financial, Inc.	295,815

	Diversified Financial Services – 2.6%
38,000	Equitable Holdings, Inc.	549,100

	Diversified Telecommunication Services – 4.9%
19,900	AT&T, Inc.	580,085
45,500	CenturyLink, Inc.	430,430
		1,010,515

	Energy Equipment & Services – 1.4%
27,500	Baker Hughes, Inc.	288,750

	Food & Staples Retailing – 7.3%
12,000	CVS Health Corp.	711,960
23,800	Kroger Co.	716,856
1,700	Sysco Corp.	77,571
		1,506,387

	Food Products – 3.5%
24,500	Conagra Brands, Inc.	718,830

	Health Care Providers & Services – 4.8%
9,700	AmerisourceBergen Corp.	858,450
650	Anthem, Inc.	147,576
		1,006,026

	Hotels, Restaurants & Leisure – 0.4%
1,500	Darden Restaurants, Inc.	81,690

	Household Durables – 1.9%
30,000	Newell Brands, Inc.	398,400

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares		Value

	Insurance – 3.1%
12,500	American International Group, Inc.	$303,125
12,800	Lincoln National Corp.	336,896
		640,021

	IT Services – 4.1%
16,000	DXC Technology Co.	208,800
5,800	International Business Machines Corp.	643,394
		852,194

	Machinery – 0.7%
25,300	CNH Industrial NV (a)	141,933

	Media – 0.5%
7,100	ViacomCBS, Inc. – Class B (e)	99,471

	Metals & Mining – 2.5%
6,500	Nucor Corp.	234,130
3,300	Reliance Steel & Aluminum Co.	289,047
		523,177

	Oil, Gas & Consumable Fuels – 2.1%
30,700	Murphy Oil Corp.	188,191
41,500	Noble Energy, Inc.	250,660
		438,851

	Pharmaceuticals – 6.5%
4,700	Eli Lilly & Co.	651,984
9,200	Merck & Co., Inc.	707,848
		1,359,832

	Professional Services – 0.7%
1,200	Equifax, Inc.	143,340

	Semiconductors &
	Semiconductor Equipment – 1.5%
4,500	Qualcomm, Inc.	304,425

	Specialty Retail – 2.3%
5,100	Advance Auto Parts, Inc.	475,932

	Technology Hardware,
	Storage & Peripherals – 1.2%
25,000	Hewlett Packard Enterprise Co.	242,750

	Textiles, Apparel & Luxury Goods – 0.9%
14,000	Tapestry, Inc.	181,300

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares		Value

	Trading Companies & Distributors – 1.0%
3,700	MSC Industrial Direct Inc. – Class A	$203,389

	Water Transportation – 1.1%
17,500	Carnival Corp. (f)	230,475
	TOTAL COMMON STOCKS
	(Cost $16,638,996)	13,170,369

	REIT – 0.6%

	Equity Real Estate Investment Trusts (REITs) – 0.6%
14,000	Brixmor Property Group, Inc.	133,000
	TOTAL REITS
	(Cost $230,864)	133,000

Principal
Amount	CORPORATE BONDS – 13.1%

	Banks – 3.4%
	Citizens Financial Group, Inc.
$700,000	3.75%, 7/1/24	698,683

	Health Care Equipment & Supplies – 3.6%
	Becton Dickinson and Co.
750,000	3.25%, 11/12/20	749,478

	Oil, Gas Services & Equipment – 2.4%
	Schlumberger Holdings Corp.
550,000	4.00%, 12/21/25 (d)	507,882

	Professional Services – 3.7%
	Equifax, Inc.
750,000	3.30%, 12/15/22	762,537
	TOTAL CORPORATE BONDS
	(Cost $2,772,660)	2,718,580

	U.S. TREASURY NOTES – 14.5%
	U.S. Treasury Note TIPS
721,541	0.125%, 4/15/20	722,282
752,255	0.125%, 1/15/22	741,871
760,508	0.125%, 7/15/24	762,211
756,383	0.250%, 7/15/29	785,522
	TOTAL U.S. TREASURY NOTES
	(Cost $2,994,708)	3,011,886

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Principal
Amount/Shares	SHORT-TERM INVESTMENTS – 8.2%	Value

	Money Market Fund – 6.0%
1,240,607	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.10% (b)	$1,240,607

	U.S. Treasury Bills – 2.2%
$125,000	0.057%, 4/7/20 (c)	124,999
100,000	0.036%, 4/14/20 (c)	99,999
230,000	0.043%, 4/23/20 (c)	229,994
		454,992
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,695,411)	1,695,599
	Total Investments in Securities
	(Cost $24,332,639) – 99.9%	20,729,434
	Other Assets in Excess of Liabilities – 0.1%	26,397
	NET ASSETS – 100.0%	$20,755,831

REIT – Real Estate Investment Trust
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at March 31, 2020.
(c)	Rate shown is the discount rate at March 31, 2020.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of March 31, 2020, the value of these investments was $507,882 or 2.4% of total net assets.

(e)	Non-voting shares.
(f)	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2020 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$262,524,416 and $24,332,639, respectively)	$221,915,627	$20,729,434
Receivables
Investment receivable	1,153,909	—
Due from Adviser (Note 4)	—	2,990
Fund shares issued	198,646	—
Dividends and interest	315,882	48,550
Prepaid expenses	16,527	16,481
Total assets	223,600,591	20,797,455
LIABILITIES
Payables
Fund shares redeemed	443,498	—
Due to Adviser	155,725	—
12b-1 fees	13,972	348
Custody fees	12,069	1,477
Administration and fund accounting fees	45,439	17,423
Transfer agent fees and expenses	64,530	6,933
Audit fees	11,118	11,118
Chief Compliance Officer fee	2,308	2,308
Accrued expenses	19,980	2,017
Total liabilities	768,639	41,624

NET ASSETS	$222,831,952	$20,755,831
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$15,715,360	$461,250
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	537,664	23,795
Net asset value and redemption price per share	$29.23	$19.38
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$30.77	$20.40
Institutional Class Shares
Net assets applicable to shares outstanding	$207,116,592	$20,294,581
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,084,697	1,045,630
Net asset value, offering and redemption price per share	$29.23	$19.41
COMPONENTS OF NET ASSETS
Paid-in capital	$264,411,745	$24,058,655
Total distributable earnings	(41,579,793)	(3,302,824)
Net assets	$222,831,952	$20,755,831

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2020 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$5,719,258	$297,810
Interest	142,444	93,851
Total Income	5,861,702	391,661
Expenses
Advisory fees (Note 4)	1,682,251	106,703
Administration and fund accounting fees (Note 4)	153,494	48,970
Transfer agent fees and expenses (Note 4)	84,289	18,443
Sub-transfer agent fees (Note 4)	44,324	772
12b-1 fees – Class A shares (Note 5)	32,855	719
Custody fees (Note 4)	22,809	3,601
Registration fees	19,503	11,735
Audit fees	11,227	11,227
Printing and mailing expense	9,882	2,484
Trustees fees and expenses	8,906	7,061
Chief Compliance Officer fee (Note 4)	6,037	6,037
Legal fees	3,543	3,718
Insurance expense	2,828	851
Interest expense (Note 7)	1,196	—
Miscellaneous	14,610	3,598
Total expenses	2,097,754	225,919
Less: Advisory fees waived (Note 4)	(270,842)	(105,159)
Net expenses	1,826,912	120,760
Net investment income	4,034,790	270,901
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(1,859,115)	(368,055)
Net change in unrealized appreciation/(depreciation)
on investments	(99,246,711)	(5,334,211)
Net realized and unrealized loss on investments	(101,105,826)	(5,702,266)
Net Decrease in Net Assets
Resulting from Operations	$(97,071,036)	$(5,431,365)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March, 31 2020	Year Ended
	(Unaudited)	September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,034,790	$7,987,535
Net realized loss from investments	(1,859,115)	(1,480,861)
Net change in unrealized appreciation/(depreciation)
on investments	(99,246,711)	(102,449,151)
Net decrease in net assets resulting from operations	(97,071,036)	(95,942,477)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(405,531)	(4,029,505)
Net dividends and distributions to shareholders –
Institutional Class Shares	(6,068,125)	(58,015,082)
Total dividends and distributions to shareholders	(6,473,656)	(62,044,587)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(65,351,398)	(199,983,681)
Total decrease in net assets	(168,896,090)	(357,970,745)
NET ASSETS
Beginning of period	391,728,042	749,698,787
End of period	$222,831,952	$391,728,042

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March, 31 2020		Year Ended
	(Unaudited)		September 30, 2019
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	12,104	$465,819	42,651	$1,759,959
Shares issued on reinvestments
of distributions	8,016	345,823	88,281	3,504,750
Shares redeemed	(177,849)	(7,082,984)	(350,115)	(14,527,898)
Net decrease	(157,729)	$(6,271,342)	(219,183)	$(9,263,189)

	Six Months Ended
	March, 31 2020		Year Ended
	(Unaudited)		September 30, 2019
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	431,430	$16,808,228	2,287,984	$94,269,115
Shares issued on reinvestments
of distributions	111,995	4,828,120	1,003,789	39,840,396
Shares redeemed	(2,027,146)	(80,716,404)	(8,011,837)	(324,830,003)
Net decrease	(1,483,721)	$(59,080,056)	(4,720,064)	$(190,720,492)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March, 31 2020	Year Ended
	(Unaudited)	September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$270,901	$470,014
Net realized gain/(loss) from investments	(368,055)	688,927
Net change in unrealized
appreciation/(depreciation) on investments	(5,334,211)	(2,726,295)
Net decrease in net assets resulting from operations	(5,431,365)	(1,567,354)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(25,515)	(27,096)
Net dividends and distributions to shareholders –
Institutional Class Shares	(1,217,092)	(1,326,381)
Total dividends and distributions to shareholders	(1,242,607)	(1,353,477)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	109,104	(1,455,848)
Total decrease in net assets	(6,564,868)	(4,376,679)
NET ASSETS
Beginning of period	27,320,699	31,697,378
End of period	$20,755,831	$27,320,699

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March, 31 2020		Year Ended
	(Unaudited)		September 30, 2019
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments
of distributions	1,016	$25,515	1,130	$27,096
Shares redeemed	—	—	(2,975)	(73,738)
Net increase/(decrease)	1,016	$25,515	(1,845)	$(46,642)

	Six Months Ended
	March, 31 2020		Year Ended
	(Unaudited)		September 30, 2019
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	636	$15,393	13,861	$345,758
Shares issued on reinvestments
of distributions	45,173	1,134,299	52,036	1,247,309
Shares redeemed	(45,378)	(1,066,103)	(120,140)	(3,002,273)
Net increase/(decrease)	431	$83,589	(54,243)	$(1,409,206)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$42.22		$52.65	$50.88	$46.61	$38.76	$47.01
Income from
investment operations:
Net investment income^	0.42		0.58	0.39	0.67	0.35	0.24
Net realized and unrealized
gain/(loss) on investments	(12.80)		(6.50)	3.77	4.49	7.77	(5.52)
Total from
investment operations	(12.38)		(5.92)	4.16	5.16	8.12	(5.28)
Less distributions:
From net investment income	(0.61)		(0.50)	(0.85)	(0.18)	(0.27)	(0.15)
From net realized
gain on investments	—		(4.01)	(1.54)	(0.71)	—	(2.82)
Total distributions	(0.61)		(4.51)	(2.39)	(0.89)	(0.27)	(2.97)
Net asset value, end of period	$29.23		$42.22	$52.65	$50.88	$46.61	$38.76

Total return	-29.78	%+	-10.71%	8.45%	11.06%	21.05%	-11.73%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$15,715		$29,359	$48,157	$79,335	$193,598	$185,183
Ratio of expenses to
average net assets:
Before fee waiver	1.40	%++	1.36%	1.28%	1.28%	1.29%	1.30%
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.86	%++	1.25%	0.74%	1.33%	0.78%	0.48%
After fee waiver	2.01	%++	1.36%	0.77%	1.36%	0.82%	0.53%
Portfolio turnover rate	24.40	%+	30.72%	31.83%	31.07%	29.63%	30.38%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$42.29		$52.79	$51.06	$46.84	$38.96	$47.22
Income from
investment operations:
Net investment income^	0.47		0.69	0.53	1.02	0.45	0.35
Net realized and unrealized
gain/(loss) on investments	(12.80)		(6.53)	3.77	4.30	7.81	(5.54)
Total from
investment operations	(12.33)		(5.84)	4.30	5.32	8.26	(5.19)
Less distributions:
From net investment income	(0.73)		(0.65)	(1.03)	(0.39)	(0.38)	(0.25)
From net realized
gain on investments	—		(4.01)	(1.54)	(0.71)	—	(2.82)
Total distributions	(0.73)		(4.66)	(2.57)	(1.10)	(0.38)	(3.07)
Net asset value, end of period	$29.23		$42.29	$52.79	$51.06	$46.84	$38.96

Total return	-29.71	%+	-10.49%	8.72%	11.35%	21.35%	-11.50%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$207,117		$362,369	$701,542	$692,564	$430,439	$329,930
Ratio of expenses to
average net assets:
Before fee waiver	1.15	%++	1.11%	1.03%	1.03%	1.04%	1.05%
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	2.12	%++	1.50%	1.02%	2.02%	1.03%	0.74%
After fee waiver	2.27	%++	1.61%	1.05%	2.05%	1.07%	0.79%
Portfolio turnover rate	24.40	%+	30.72%	31.83%	31.07%	29.63%	30.38%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

							December 31,
	Six Months						2014*
	Ended						through
	March 31,		Year Ended September 30,				September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$25.54		$28.11	$26.62	$25.62	$23.17	$25.00
Income from
investment operations:
Net investment income^	0.22		0.35	0.26	0.40	0.22	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	(5.26)		(1.79)	1.81	1.53	3.28	(2.00)
Total from
investment operations	(5.04)		(1.44)	2.07	1.93	3.50	(1.83)
Less distributions:
From net
investment income	(0.30)		(0.34)	(0.34)	(0.16)	(0.14)	—
From net realized
gain on investments	(0.82)		(0.79)	(0.24)	(0.77)	(0.91)	—
Total distributions	(1.12)		(1.13)	(0.58)	(0.93)	(1.05)	—
Net asset value, end of period	$19.38		$25.54	$28.11	$26.62	$25.62	$23.17

Total return	-20.73	%+	-4.83%	7.90%	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$461		$582	$692	$614	$410	$364
Ratio of expenses to
average net assets:
Before fee waiver	1.94	%++	1.89%	1.74%	1.82%	2.29%	3.34	%++
After fee waiver	1.15	%++	1.15%	1.15%	1.15%	1.15%	1.15	%++
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	1.00	%++	0.67%	0.36%	0.85%	(0.23%)	(1.27	%)++
After fee waiver	1.79	%++	1.41%	0.95%	1.52%	0.91%	0.92	%++
Portfolio turnover rate	23.14	%+	38.12%	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

							December 31,
	Six Months						2014*
	Ended						through
	March 31,		Year Ended September 30,				September 30,
	2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$25.58		$28.20	$26.70	$25.69	$23.21	$25.00
Income from
investment operations:
Net investment income^	0.25		0.42	0.33	0.47	0.28	0.21
Net realized and unrealized
gain/(loss) on investments
and written options	(5.25)		(1.83)	1.81	1.53	3.29	(2.00)
Total from
investment operations	(5.00)		(1.41)	2.14	2.00	3.57	(1.79)
Less distributions:
From net
investment income	(0.35)		(0.42)	(0.40)	(0.22)	(0.18)	—
From net realized
gain on investments	(0.82)		(0.79)	(0.24)	(0.77)	(0.91)	—
Total distributions	(1.17)		(1.21)	(0.64)	(0.99)	(1.09)	—
Net asset value, end of period	$19.41		$25.58	$28.20	$26.70	$25.69	$23.21

Total return	-20.59	%+	-4.71%	8.15%	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$20,295		$26,739	$31,005	$28,939	$22,287	$9,529
Ratio of expenses to
average net assets:
Before fee waiver	1.69	%++	1.64%	1.49%	1.57%	1.97%	3.14	%++
After fee waiver	0.90	%++	0.90%	0.90%	0.90%	0.90%	0.90	%++
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	1.25	%++	0.92%	0.61%	1.12%	0.09%	(1.09	%)++
After fee waiver	2.04	%++	1.66%	1.20%	1.79%	1.16%	1.15	%++
Portfolio turnover rate	23.14	%+	38.12%	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Cornerstone Fund issued 184,742 shares on December 31, 2014. The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions,

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017-2019, or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
New Accounting Pronouncement: In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Funds’ financial statements.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2020:

Partners Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$18,395,700	$—	$—	$18,395,700
Consumer Discretionary	24,204,300	—	—	24,204,300
Consumer Staples	23,870,550	—	—	23,870,550
Energy	11,587,640	—	—	11,587,640
Financials	43,582,650	—	—	43,582,650
Health Care	50,424,630	—	—	50,424,630
Industrials	8,834,840	—	—	8,834,840
Information Technology	26,066,500	—	—	26,066,500
Materials	8,148,905	—	—	8,148,905
Total Common Stocks	215,115,715	—	—	215,115,715
REIT	1,995,000	—	—	1,995,000
Short-Term Investments	4,499,915	304,997	—	4,804,912
Total Investments
in Securities	$221,610,630	$304,997	$—	$221,915,627

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,109,986	$—	$—	$1,109,986
Consumer Discretionary	1,367,797	—	—	1,367,797
Consumer Staples	1,513,257	—	—	1,513,257
Energy	727,601	—	—	727,601
Financials	2,637,306	—	—	2,637,306
Health Care	3,077,818	—	—	3,077,818
Industrials	656,818	—	—	656,818
Information Technology	1,556,609	—	—	1,556,609
Materials	523,177	—	—	523,177
Total Common Stocks	13,170,369	—	—	13,170,369
REIT	133,000	—	—	133,000
Fixed Income
Corporate Bonds	—	2,718,580	—	2,718,580
U.S. Treasury Notes	—	3,011,886	—	3,011,886
Total Fixed Income	—	5,730,466	—	5,730,466
Short-Term Investments	1,240,607	454,992	—	1,695,599
Total Investments
in Securities	$14,543,976	$6,185,458	$—	$20,729,434

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2020, the end of the reporting period.  During the six months ended March 31, 2020, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2020, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	1.00%
Cornerstone Fund	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

(1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended March 31, 2020, the Adviser reduced its fees in the amount of $270,842 and $105,159 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2021, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2020	9/30/2021	9/30/2022	3/31/2023	Total
Partners Fund	$151,592	$216,243	$528,026	$270,842	$1,166,703
Cornerstone Fund	96,634	180,774	209,239	105,159	591,806

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2020 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2020 are included in the statement of operations.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the six months ended March 31, 2020 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$80,747,467	—	$128,440,052
Cornerstone Fund	—	5,588,772	$700,000	5,408,889

NOTE 7 – LINES OF CREDIT

The Partners Fund and the Cornerstone Fund have lines of credit in the amount of $60,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2020, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $20,164, a weighted average interest rate of 4.75%, paid interest expense of $1,196 and had a maximum amount outstanding of $1,904,000.

At March 31, 2020, the Funds had no outstanding loan amounts.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2020 and the year ended September 30, 2019 was as follows:

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
Partners Fund
Ordinary income	$6,473,656	$14,755,493
Long-term capital gains	—	47,289,094

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
Cornerstone Fund
Ordinary income	$369,107	$481,788
Long-term capital gains	873,500	871,689

As of September 30, 2019, the most recent fiscal year end, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$337,935,390	$26,015,358
Gross unrealized appreciation	85,047,557	3,467,742
Gross unrealized depreciation	(28,904,101)	(1,339,199)
Net unrealized appreciation (a)	56,143,456	2,128,543
Undistributed ordinary income	5,821,443	369,107
Undistributed long-term capital gains	—	873,498
Total distributable earnings	5,821,443	1,242,605
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$61,964,899	$3,371,148

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (All Funds) – The following risks are associated with the Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of March 31, 2020:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	34.35%
	Pershing	26.54%

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2020 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-Q and Form N-PORT is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2019 on

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

Partners Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, and five-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed both its primary and secondary benchmark indices over the one-, three-, and five-year periods.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund performed in line with its similarly managed composite.

Cornerstone Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year and three-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one- and three-year periods.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Class A shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Class A shares and Institutional Class shares were above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received advisory fees that were higher than the peer group median and average. As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable.  The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.15% for the Class A shares and 0.90% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares and Institutional Class shares were above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. However, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees from the Fund during the year ended June 30, 2019 were below the peer group median and average.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that each Fund was structured with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date     6/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date      6/8/20

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date     6/4/20

* Print the name and title of each signing officer under his or her signature